Exhibit 99.2 Global Innovator of Performance-Enhancing Chemistries and Surfaces Investor Presentation – First Quarter 2019 NYSE LISTED: “OMN”

Cautionary Statements › Forward Looking Statements This presentation includes descriptions of OMNOVA's current business, operations, assets and other matters affecting the Company as well as "forward-looking statements" as defined by federal securities laws. All forward-looking statements by the Company, including verbal statements, are intended to qualify for the protections afforded forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management's current expectation, judgment, belief, assumption, estimate or forecast about future events, circumstances or results and may address business conditions and prospects, strategy, capital structure, debt and cash levels, sales, profits, earnings, markets, products, technology, operations, customers, raw materials, claims and litigation, financial condition, and accounting policies among other matters. Words such as, but not limited to, "will," "may," "should," "projects," "forecasts," "seeks," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "optimistic," "likely," "would," "could," "committed," and similar expressions or phrases identify forward-looking statements. All descriptions of OMNOVA's current business, operations and assets, as well as all forward-looking statements, involve risks and uncertainties. Many risks and uncertainties are inherent in business generally. Other risks and uncertainties are more specific to the Company's businesses and strategy, or to any new businesses the Company may enter into or acquire. There also may be risks and uncertainties not currently known to the Company. The occurrence of any such risks and uncertainties and the impact of such occurrences is often not predictable or within the Company's control. Such impacts could adversely affect the Company's business, operations or assets as well as the Company's results and the value of your investment in the Company. In some cases, such impact could be material. Certain risks and uncertainties facing the Company are described below or in the Company's Quarterly Report on Form 10-Q and Annual Report and the value of your investment in the Company on Form 10-K. All written and verbal descriptions of OMNOVA's current business, operations and assets and all forward-looking statements attributable to the Company or any person acting on the Company's behalf are expressly qualified in their entirety by the risks, uncertainties, and cautionary statements contained or referenced herein. All such descriptions and any forward-looking statement speak only as of the date on which such description or statement is made, and the Company undertakes no obligation, and specifically declines any obligation, other than that imposed by law, to publicly update or revise any such description or forward-looking statements whether as a result of new information, future events or otherwise. The Company's actual and projected results and the value of your investment in OMNOVA may differ, perhaps materially, from expectations due to a number of risks and uncertainties including, but not limited to: (1) the Company's exposure to general economic, business, and industry conditions; (2) changes in raw material prices and availability; (3) extraordinary events such as natural disasters, political disruptions, terrorist attacks and acts of war; (4) the risk of doing business in foreign countries and markets; (5) the highly competitive markets the Company serves and continued consolidations among its competitors and customer base; (6) extensive and increasing governmental regulation, including environmental, health and safety regulations; (7) the Company's inability to protect its intellectual property or successfully defend itself from intellectual property claims; (8) claims and litigation; (9) changes in accounting policies, standards, and interpretations; (10) the actions of activist shareholders; (11) risks inherent in the operation of manufacturing facilities; (12) the Company's inability to achieve or achieve in a timely manner the objectives and benefits of cost reduction initiatives; (13) the Company's ability to develop and commercialize new products that can be value priced; (14) the Company's ability to identify and complete strategic transactions; (15) the Company’s ability to successfully integrate acquired companies; (16) information system failures and breaches in security; (17) the Company's use of purchase orders rather than long-term contracts for most of its business; (18) the disproportionate impact of certain product lines on the Company's operating profitability; (19) customer credit risk; (20) continued increases in healthcare costs; (21) the Company's ability retain or attract key employees; (22) the Company's ability to renew collective bargaining agreements with employees on acceptable terms and the risk of work stoppages; (23) the Company's contribution obligations under its U.S. pension plan; (24) the Company's reliance on foreign financial institutions to hold some of its funds; (25) the effect of goodwill impairment charges; (26) the volatility in the market price of the Company’s common shares; (27) the Company's substantial debt position; (28) a decision to incur additional debt; (29) the operational and financial restrictions contained in the Company's debt agreements; (30) the effects of a default under the Company's term loan or revolving credit facility; (31) the Company's ability to generate sufficient cash to service its outstanding debt; and (32) potential changes in the LIBOR calculation method and the expected phase-out of LIBOR. OMNOVA Solutions provides greater detail regarding these risks and uncertainties in its 2018 Form 10-K and subsequent filings, which are available online at www.omnova.com and www.sec.gov. OMNOVA Solutions Inc. is a global innovator of performance-enhancing chemistries and surfaces used in products for a variety of commercial, industrial and residential applications. As a strategic business-to-business supplier, OMNOVA provides The Science in Better Brands, with emulsion polymers, specialty chemicals, and functional and decorative surfaces that deliver critical performance attributes to top brand-name, end-use products sold around the world. OMNOVA's sales for the trailing twelve months ended February, 2019, were approximately $760 million. The Company has a global workforce of approximately 1,900 employees. Visit OMNOVA Solutions on the internet at www.omnova.com. NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures as defined by the Securities and Exchange Commission, such as Adjusted Segment Operating Profit, Adjusted Segment EBITDA, Adjusted Income, Adjusted Diluted Earnings Per Share from Adjusted Income, Adjusted Consolidated EBITDA and Net Leverage Ratio. For a reconciliation to the most directly comparable GAAP financial measures, refer to the Appendix. 2 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

About OMNOVA Solutions › Global technology-based supplier of customized performance-critical products › Established in 1999; formerly part of General Tire/GenCorp and Goodyear › Deep focus on Research and Development (R&D) and Innovation across all our businesses › Diverse end-markets that value innovative solutions › World Class manufacturing facilities, optimized through LEAN SixSigma to achieve operational excellence 3 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Our Vision and Values To be a mid-sized premier global specialties provider delivering innovative, tailored solutions to win leading positions in targeted high value markets. Safety Agility We promote a safety-first culture We swiftly and efficiently adapt to PRODUCE PRODUCT SAFELY – and changing environments encourage safe working conditions We make timely, data-driven decisions and behaviors OMNOVA VALUES Integrity Accountability Our legal, regulatory and ethical behavior is We own our work and our results impeccable We are committed to development – We are candid, transparent and respectful ourselves and others 4 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Long Heritage as Solutions Provider › More than a century of Transformation and Innovation CHEMICAL/PLASTICS * DIVISION 1915 1952 1984 1999 2018 1898 1941 2001 2010 2015 2017 THE GOODYEAR TIRE & GOODYEAR CHEMICALS NEW FLUID CREOLE RUBBER COMPANY SOLUTIONS CHEMICALS * Announced September 26, 2018. 5 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

OMNOVA Locations Beachwood, OH (Headquarters) Akron, OH (Technology Center) Green Bay, WI Mogadore/Akron, OH Fitchburg, MA London, U.K. Auburn, PA Jeannette, PA Caojing, China Le Havre, France Monroe, NC Villejust, France Shanghai (Regional HQ) (Regional HQ) Chester, SC Sintra, Portugal Ningbo, China Calhoun, GA (Resiquímica)* Rayong, Thailand Stafford, TX Dubai, UAE Columbus, MS Mumbai, India Singapore ● World Headquarters Plus Broad Distribution Network ● Surfaces Manufacturing ● Chemicals Manufacturing ● Sales, Technology and / or Distribution * Announced September 26, 2018. Manufacturing and Technology on Three Continents 6 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

OMNOVA at a Glance

OMNOVA SOLUTIONS

Sales by segment



Performance Materials 35%
Specialty Solutions 65%

Sales by end market



Paper & Packaging 7%
Transportation 17%
Industrial/ Other 13%
Oilfield 10%
Personal Hygiene 8%
Refurbishment & New Construction 45%

LTM Sales: $760M
LTM Adj. EBITDA: $78M*
Adj. EBITDA Margin: 10.3%*

Specialty Solutions	Performance Materials
LTM Sales: $491M LTM Adj. EBITDA: $87M* Adj. EBITDA margin: 17.7%*	LTM Sales: $269M LTM Adj. EBITDA: $15M* Adj. EBITDA margin: 5.4%*
Coatings, Adhesives, Sealants, Elastomers (C.A.S.E.) | Laminates and Films | Nonwovens | Oil & Gas	Reinforcing Resins | Antioxidants | Coated Fabrics | Paper & Carpet Chemicals | Tire Cord
Higher Growth Markets: Specialization is valued and more sustainable	**More Mature Markets:** **OMNOVA** leading positions with established product brands
Profitable Growth Model: Growth at GDP+ underlying market	**Operational Excellence Model:** Margin Growth and Cash Generation

OMNOVA consolidated sales for trailing twelve months ended February 28, 2019 represent Company estimates.
* Non-GAAP adjusted values, GAAP reconciliation in the Appendix. Excludes corporate expense.

Groupings Reflect Distinct Operating Models and Market Strategies

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INVESTOR PRESENTATION | First Quarter 2019

NYSE OMN

Goals Reflect Continuing Transition to Specialty Focus Growth: Adjusted Segment GDP+ Underlying Specialty Markets Operating Margin* High 0 Mid › Specialty Volume Growth Teens › High Margin New Product Introductions 10.6% › Commercial Excellence 6.9% › Cost Reductions › Value Based Pricing of Technology Level › Mix Improvement 2014 2018 Goal * Non-GAAP adjusted values, GAAP reconciliation in the Appendix. Excludes corporate expense. Capitalizing on Unique Opportunity in Specialty Space 8 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Our Value-Creating Overarching Strategic Priorities Expand Margins, Accelerate Generate Cash Growth In In Mature Specialty Businesses Businesses “One OMNOVA” Portfolio Excellence Optimization 9 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Accelerate Growth in Specialty Businesses Strengthening Commercial Excellence › Integrated sales, marketing and product development › Cross-selling >80% › Value based pricing › Aggressive strategic marketing plans of revenue › Stronger key account value added selling targeted from specialty Strong, Broad-Based Innovation w/ Global Footprint businesses › Facilities on three continents › Transformed innovation pipeline › Tailored solutions Strengthening Leadership & Capabilities › Enhanced organization in place Targeting Specialty Growth Markets › Higher growth/higher margin businesses › Significant opportunities to grow share 10 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Specialty Growth: Targeted Markets

- Targeting robust markets with demand for high performance, high margin products

C.A.S.E	Coatings	Adhesives	Sealants	Elastomers	Laminates	Nonwovens	Oil & Gas
	› Masonry › Intumescent (fire resistant) › Direct-to-Metal › Primers › Odor and Stain Blocking › Wood Treatment	› Tapes › Release Coatings › Adhesives › Construction Binders › Roofing	› Caulking › Casting › Cement › Gaskets › Foam Sealants › Concrete	› Transportation › Industrial › Consumer Thermoplastic Products	› Retail Display › Cabinets › Food Service › Kitchen and Bath › Recreational Vehicles › Flooring › Healthcare › Commercial Furniture	› Diapers › Adult Incontinence › Healthcare › Wipes › Transportation › Filtration	› Drilling › Cementing › Fracking
MARKET SIZE:*	>$25.0B	>$20.0B	>$5.0B	>$10.0B	>$5.0B	>$25.0B	>$5.5B
GROWTH RATE:**	3 – 4% /yr	4 – 5% /yr	3 – 4% /yr	3 – 5% /yr	2 – 3% /yr	3 – 5% /yr	3 – 5% /yr

* Market data based on internal estimates and OMNOVA's place in the value chain.
** Estimated market growth rate.

Common Characteristics: Higher Margin; Large and Growing Markets; Customer Need for Differentiation; Strong OMNOVA Niche Position with Opportunities for Growth

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INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Diversifying Chemistries & Geographies › Increased access to specialty markets Diversifying Chemistries Total OMNOVA and Markets Global Expansion 2% 11% 15%11% Asia Other 20% Chemistries 24% Europe 73% 87% 87% N. America SB Latex 80% 61% 27% Pre-2010 2018 Pre-2010 2018 Total Company Total Company 12 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

New Product Introductions

OMNOVA SOLUTIONS

› Transforming the portfolio to be a leading provider of Sustainable, Greener, SMARTer innovative solutions

Recently Introduced New Products

Voice of the Customer

Sustainable Solutions

SMART Technologies

Disruptive Innovation



PLIOTEC® Resins

- Pliotec LEB20 – Unique water-based resin for exterior masonry paints excellent color retention, rain resistance, and dirt pick-up resistance
- Pliotec HDT16 – Resin for Superior Direct-to-Metal and Multi-Surface Coatings

Hydro PLIOLITE®

- Hydro Pliolite 211 – Base Polymer Waterborne Intumescent Coatings

ADHESIVES & SEALANTS

- GenFlo 3967 – Improved Binder for Sports Surfaces
- OMNAPEL – Hydrophobic Polymer for Sealants

DECORATIVE LAMINATES

- surf(x) Matte Luxe - Paint Replacement Films For Kitchen & Bath Cabinetry

NONWOVEN BINDERS

- GenFlo – Binder for Softer Personal Hygiene Products
- SoftWick SF20 – Hydrophilic Surface Treatment for Nonwovens

CARPET CHEMICALS

- GenFlo FR 2800 – Specialty Flame Retardant Carpet Binder

OIL & GAS

- Pexorate 530 – Rate of Penetration Enhancer for Drilling
- IF-201L – Dispersant for Well Cementing

Targeting Vitality Index >25% at Specialty Margins

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INVESTOR PRESENTATION | First Quarter 2019

NYSE OMN

Expand Margins, Increase Cash Generation in Performance Materials Businesses Strengthening Customer Relationships › Value-based pricing › Capture growth in carpet and non-carpet flooring › Working capital optimization Expand and grow margins Exited Commodity Paper in 2018 Increase cash generation › Announced closure of Green Bay plant to fund specialty growth Maintain leadership Improving Ability to Serve positions › New GM & management team › Selective innovation Lowering Our Cost Base › Realigned manufacturing › SG&A effectiveness and efficiency 14 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Performance Materials Manufacturing Realignment and SG&A Restructuring 2015 – 2017: 2018 – 2019 : › Realigned Manufacturing Footprint › Closure of Green Bay Plant through facility closures, capacity expected by 2H 2019. $7 – 8 million of segment reductions, and manufacturing operating profit benefit expected by 2H 2020 consolidations › Exited Commodity Paper › Restructured SG&A Company-Wide by 4Q 2018 by appointing new leadership and › Dedicated Sales Resources reorganizing regional and for Antioxidants, Reinforcing Resins, and Coated Fabrics commercial structure › Selective Innovation and Value Pricing › Cost Savings and Operational Efficiency Continued Focus on Cost Savings & Efficiency 15 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Portfolio Optimization M&A 1. Close-in › Emulsion polymers › Consolidation opportunities 2. Adjacencies Balanced › Market driven specialty portfolio . C.A.S.E. . Nonwovens Sustainable earnings . Oil & gas growth Strategic Alliances › Joint development & › Lower investment risk licensing agreements › Accelerate innovation › Geographic swaps/tolling › Expand portfolio › Manufacturing and/or full › Geographic expansion function JVs Diversification › Products › Markets › Geographies › Customers 16 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Strategic Alliances and M&A to Accelerate Specialty Growth

OMNOVA SOLUTIONS

STRATEGIC ALLIANCES

BENEFITS:

- Profitable growth and minimal risk
- Accelerates innovation
- Expands portfolio
- Low investment for geographic expansion

Technology

- Joint development agreements
- License technology

Operations & Supply Chain

- Geographic swaps / tolling
- License cost-saving production technology
- Use contract manufacturing
- Manufacturing JVs

Commercial

- License 3rd party technology
- Full function JVs
- Joint distribution

M&A

Close-In

Emulsion Polymers

- N.A. SB consolidation
- Specialty acrylics

Adjacencies

New Polymers | **Selected Additives**

TARGET MARKETS

C.A.S.E., Nonwovens, Oil & Gas

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INVESTOR PRESENTATION | First Quarter 2019

NYSE OMN

“One OMNOVA” Excellence Excellence Focus Agile, strong › Sales foundation to drive › Innovation profitable growth › Marketing › Operations Reduced Complexity › Common processes, tools and systems › Reduced SG&A >$3M /yr › Organizational redesign › Cost competitive manufacturing Reporting Segment Alignment with Business Model › Specialty Solutions › Performance Materials 18 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Adjusted Segment Operating Profit and Adjusted Earnings Per Share (EPS) Adjusted Segment Operating Profit* Adjusted EPS* $0.63 $81.3 PM 8.9% OPM 10.6% $0.28 $68.4 OPM 6.9% 2014 2018 2014 2018 * Non-GAAP adjusted values, GAAP reconciliation in the Appendix. Strategic Actions Driving Improvement in Profitability, Earnings and Cash Flow 19 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Record of Cash Generation and De-Leveraging 20% Specialty Sales Growth Due to Volume YOY 16.1% 15% 10% 8.0% 6.7% 5.1% 5% 2.4% 2.0% 1.8% Volume growth 1.1% 1.0% › Gaining traction on specialty growth 0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2017 2017 3017 2017 2018 2018 2018 2018 2019 Refinancing completed in Q1 2018 6.0 OMNOVA Net Adjusted Leverage (TTM)* Reduced gross debt by ~$140M since 2011 4.0 Increasing earnings and consistent cash flow driving down adjusted net leverage 2.0 3.8 3.9 3.6 3.2 3.3 3.2 ** 0.0 Strong cash conversion driven by: 11/2014 11/2015 11/2016 11/2017 11/2018 › Improved earnings 40.0 Cash Flow from Operations less CAPEX › Low maintenance capex requirement › 20.0 25.3 32.9 Working capital management 19.7 22.7 0.0 › No US cash taxes in near term (Federal N.O.L. $65.4M (14.8) as of 1Q 2019) -20.0 2014 2015 2016 2017 2018 * Non-GAAP adjusted values, GAAP reconciliation in the Appendix. ** Includes debt and cash used in acquisition of Resiquimica in September 2018. 20 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Capital Structure / Liquidity / Net Leverage › As of February 28, 2019 (in millions) DEBT = $328* Liquidity Revolver $76 Debt & Other › Balance Drawn $11 › Capital lease › Letters of Credit $0 › Letters of credit $27 Remaining Capacity $65 › Revolver ($11M) Cash $34 Total Liquidity $99 Term Loan B Net Leverage Ratio $301 (excludes deferred financing to 5.0M) › 2023 maturity Total Net Debt $294 › L+325; refinanced March 2018 LTM EBITDA* $80 › Total Net Leverage Ratio Covenant › Prepayment of $40M; 12/17 Net Leverage Ratio* 3.8x * Non-GAAP adjusted values, GAAP reconciliation in the Appendix. Weighted Average Cost of Debt ̴ 5.6% / Sufficient Liquidity 21 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Goal: Become a Premier Global Innovative Specialty Solutions Provider Specialty Growth › Marketing, Innovation and Sales Excellence › First to market with differentiated, high margin new products › Key account growth › Geographic expansion Continued focus on operational excellence, delivered margin expansion, mix optimization and increased cash generation Transform the business through organic growth and portfolio optimization in specialties One OMNOVA to reduce complexity and lead as an agile, innovative specialty solutions provider GDP+ >80% >15% Growth versus underlying Specialty Markets as Targeted Segment specialty markets a % of total revenue Operating Profit Margin 22 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Appendix › SB Raw Material Costs and Performance Features › Non-GAAP Financial Measures › Reconciliations

SB Raw Material Costs and Performance Features Contribute to Greater Cost-in-Use Advantage With the recent price drop, SB Latex maintains an Advantaged Position 24 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Appendix – Non-GAAP Financial Measures This presentation includes Adjusted Segment Operating Profit, Adjusted Segment EBITDA, Adjusted Income from Continuing Operations Before Income Taxes, Adjusted Consolidated EBITDA and other financial measures which are Non-GAAP financial measures as defined by the Securities and Exchange Commission. OMNOVA’s Adjusted Segment Operating Profit is calculated as Segment Operating Profit (Loss) less restructuring and severance expenses, asset impairments and other items. Adjusted Segment EBITDA is calculated as Adjusted Segment Operating Profit less depreciation and amortization expense less accelerated depreciation. OMNOVA’s Adjusted Income from Continuing Operations Before Income Taxes is calculated as Adjusted Segment Operating Profit less corporate expenses, interest, restructuring and severance, asset impairments and other items. OMNOVA’s Adjusted EBITDA is calculated as Adjusted Income from Continuing Operations Before Income Taxes less interest expense less debt premium and depreciation and amortization expense less accelerated depreciation. Adjusted Segment Operating Profit and Adjusted Segment and/or Consolidated EBITDA and the other financial measures (collectively, the “Non-GAAP financial measures”) are not calculated in the same manner by all companies and, accordingly, are not necessarily comparable to similarly titled measures of other companies and may not be appropriate measures for comparing performance relative to other companies. The Non-GAAP financial measures should not be construed as indicators of the Company’s operating performance or liquidity and should not be considered in isolation from or as a substitute for net income (loss), cash flows from operations or cash flow data, which are all prepared in accordance with GAAP. The Non-GAAP financial measures are not intended to represent, and should not be considered more meaningful than or as an alternative to, measures of operating performance as determined in accordance with GAAP. Management believes that presenting this information is useful to investors because these measures are commonly used as analytical indicators to evaluate performance and by management to allocate resources. Set forth in the appendices are the reconciliations of these Non-GAAP financial measures to their most directly comparable GAAP financial measure. All appendix results are pro forma reflecting continuing business excluding the sale of the global wallcovering business. 25 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Appendix 1 ̶ Reconciliation of Reported Segment Sales and Operating Profit to Net Sales and Net Income Three Months Ended February 28, (In millions) 2019 2018 Net Sales: Specialty Solutions $ 112.7 $ 109.2 Performance Materials 56.2 69.5 Total Net Sales 168.9 178.7 Segment Operating Profit: Specialty Solutions 9.3 13.6 Performance Materials (2.8) 2.1 Interest expense (5.0) (5.1) Corporate expenses (6.9) (8.4) Income (Loss) Before Income Taxes (5.4) 2.2 Income tax (benefit) expense (.8) (5.1) Net Income (Loss) $ (4.6) $ 7.3 Depreciation and amortization $ 8.0 $ 7.2 Capital expenditures $ 7.4 $ 3.2 26 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Appendix 2 ̶ OMNOVA Consolidated Adjusted EBITDA Year Ended November 30, LTM* (Dollars in millions except per share data) 2015 2016 2017 2018 2019 Sales $ 838.0 $ 759.9 $ 783.1 $ 769.8 $ 760.0 Unadjusted Segment Operating Profit $ 34.8 $ 68.3 $ 47.3 $ 60.9 $ 51.6 Segment Excluded Items Restructuring and severance 5.8 3.5 2.3 1.8 1.8 Asset impairment, facility closure costs and other 20.0 7.2 33.9 15.4 16.0 Accelerated depreciation 5.8 3.0 — 1.2 1.8 Operational improvements costs 5.0 (.4) — — — Environmental costs 3.0 .3 — .2 (.1) Acquisition and integration related expense — 1.1 (2.0) 1.8 1.5 Vacation policy change — (2.8) — — — Subtotal for Segment Excluded Items 39.6 11.9 34.2 20.4 21.0 Adjusted Segment Operating Profit $ 74.4 $ 80.2 $ 81.5 $ 81.3 $ 72.6 Adjusted Segment Operating Profit as a % of Sales 8.9% 10.6% 10.4% 10.6% 9.6% 27 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Appendix 2 ̶ OMNOVA Consolidated Adjusted EBITDA (continued) Year Ended November 30, LTM* (Dollars in millions except per share data) 2015 2016 2017 2018 2019 Corporate Expense (27.6) (33.7) (29.9) (27.1) (25.5) Interest expense (28.3) (24.7) (21.5) (19.3) (19.2) Corporate Excluded Items Restructuring and severance .1 4.9 2.9 .9 .3 Asset impairment, facility closure costs and other .6 — 1.8 .1 .1 Operational improvements costs .4 — — — — Gain on sale of assets — — — (.9) (.9) Debt issuance costs write-off and additional interest .6 4.9 — .8 — Pension settlement — — .4 — — Corporate headquarters relocation costs — (.2) — — — Other financing costs 1.0 — — — — Shareholder activist costs 1.9 — — — — Acquisition and integration related expense .4 .9 .3 2.2 2.1 Vacation accrual adjustment — (.6) — — — Subtotal for Management Excluded Items 5.0 9.9 5.4 3.1 1.6 Adjusted Income from Continuing Operations before Income Taxes $ 23.5 $ 31.7 $ 35.5 $ 38.0 $ 29.5 Tax Expense ** (7.0) (9.5) (10.7) (9.5) (7.4) Adjusted Income From Continuing Operations $ 16.6 $ 22.2 $ 24.8 $ 28.5 $ 22.1 Adjusted Diluted Earnings Per Share from Adjusted Income from Continuing Operations *** $ 0.36 $ 0.50 $ 0.56 $ 0.63 $ 0.49 28 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Appendix 2 – OMNOVA Consolidated Adjusted EBITDA (continued)

OMNOVA SOLUTIONS

(Dollars in millions except per share data)	Year Ended November 30, 2015	2016	2017	2018	LTM* 2019
Adjusted Income from Continuing Operations before Income Taxes	$ 23.5	$ 31.7	$ 35.5	$ 38.0	$ 29.5
Unallocated corporate interest (excluding debt premium)	27.3	22.7	21.5	19.3	19.2
Adjusted Consolidated EBIT	50.8	54.4	57.0	57.3	48.7
Depreciation and amortization (excluding accelerated depreciation)	28.2	27.6	27.9	29.0	29.2
Adjusted Consolidated EBITDA	$ 79.0	$ 82.0	$ 84.9	$ 86.3	$ 77.9
Adjusted Consolidated EBITDA as a % of Sales	9.4 %	10.8 %	10.8 %	11.2 %	10.3 %
Consolidated Capital Expenditures	$ 24.0	$ 25.6	$ 25.1	$ 23.8	$ 28.0
Net Leverage					
Total Short and Long Term Debt****	356.7	366.0	361.8	329.7	327.7
Less Cash and Restricted Cash	(44.9)	(72.0)	(88.0)	(54.1)	(34.1)
Net Debt	311.8	294.0	273.8	275.6	293.6
Net Leverage Ratio*****	3.9 x	3.6 x	3.2 x	3.2 x	3.8 x

* LTM = Last Twelve Months as of February 28, 2019
** Tax rate is based on the Company's estimated normalized annual effective tax rate
*** Adjusted EPS is calculated using Diluted Shares Outstanding at the end of the period
**** LTM excludes OID and deferred financing fees of $7.6M for Q1 2019
***** The above calculation is not intended to be used for purposes of calculating debt covenant compliance

29 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Appendix 3 ̶ OMNOVA Trailing Twelve Months Ended February 28, 2019 Specialty Performance Combined (In millions except per share data) Solutions Materials Segments Corporate Consolidated Net Sales $ 491.2 $ 268.8 $ 760.0 $ — $ 760.0 Segment Operating Profit / Corporate Expense $ 66.3 $ (14.7) $ 51.6 $ (25.5) $ 26.1 Interest expense — — — (19.2) (19.2) Income (Loss) Before Income Taxes $ 66.3 $ (14.7) $ 51.6 $ (44.7) $ 6.9 Management Excluded Items Restructuring and severance — 1.8 1.8 .3 2.1 Accelerated depreciation .1 1.7 1.8 — 1.8 Asset impairment, facility closure costs and other 1.1 14.9 16.0 .1 16.1 Environmental costs — (.1) (.1) — (.1) Gain on sale of assets — — — (.9) (.9) Acquisition and integration related expense 1.3 .2 1.5 2.1 3.6 Subtotal for management excluded items 2.5 18.5 21.0 1.6 22.6 Adjusted Segment Operating Profit / Corporate Expense Before Income Taxes $ 68.8 $ 3.8 $ 72.6 $ (43.1) $ 29.5 Income tax expense (7.4) Adjusted Income (Loss) $ 22.1 Adjusted Diluted Earnings Per Share From Adjusted Income $ 0.49 30 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Appendix 3 ̶ OMNOVA Trailing Twelve Months Ended February 28, 2019 (continued) Specialty Performance Combined (In millions except per share data) Solutions Materials Segments Corporate Consolidated Adjusted Segment Operating Profit as a % of Sales 14.0% 1.4% 9.6 % Segment / Corporate Capital Expenditures $ 19.4 $ 7.3 $ 26.7 $ 1.3 $ 28.0 Adjusted Segment Operating Profit / Corporate Expense Before Income Taxes $ 68.8 $ 3.8 $ 72.6 $ (43.1) $ 29.5 Unallocated corporate interest — — — 19.2 19.2 Segment / Consolidated Adjusted EBIT 68.8 3.8 72.6 (23.9) 48.7 Depreciation and amortization 18.3 10.7 29.0 .2 29.2 Segment / Consolidated Adjusted EBITDA $ 87.1 $ 14.5 $ 101.6 $ (23.7) $ 77.9 Adjusted EBITDA as a % of sales 17.7% 5.4% 13.4% 10.3 % Net Leverage Total short and long-term debt (excluding OID and deferred financing fees of $7.6M). $ 327.7 Less cash (34.1) Net Debt (Debt less Cash) $ 293.6 Net Leverage Ratio* 3.8x * The above calculation is not intended to be used for purposes of calculating debt covenant compliance. 31 INVESTOR PRESENTATION | First Quarter 2019 NYSE OMN

Investor Relations Contacts Paul DeSantis, Senior Vice President, Chief Financial Officer & Treasurer Frank Esposito, Corporate Secretary and Investor Relations (216) 682-7003 IR@omnova.com World Headquarters 25435 Harvard Road Beachwood, OH 44122 (216) 682-7000 www.omnova.com INVESTOR PRESENTATION |